KVH INDUSTRIES, INC.

as of March 7, 2003

FLEET CAPITAL CORPORATION

One Federal Street
Boston, Massachusetts 02110

      Re: First Amendment to Loan Agreement

Ladies and Gentlemen:

        Reference is made to the Loan and Security Agreement dated March 27, 2000, as amended from time to time (the “Loan Agreement”), and all promissory notes, mortgages, guaranties, agreements, documents and instruments entered into by KVH Industries, Inc. (the “Borrower”) and any other person or obligor pursuant thereto (collectively, the “Loan Documents”) with or for the benefit of Fleet Capital Corporation (“Lender”). Except as otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Loan Agreement. This First Amendment to Loan Agreement is referred to as the “First Amendment”.

1.     Background. The Borrower has requested that Lender agree to extend the Original Term to June 30, 2003. The Lender has agreed to extend the Original Term to June 30, 2003 subject to the terms and conditions hereof.

2.     Amendment to Loan Agreement. Section 4.1 of the Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

         “"4.1 Term of Agreement.

“Subject to Lender’s right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect through and including June 30, 2003 (the “Original Term”), unless terminated as provided in Section 4.2 hereof."”

3.     Representations and Warranties.

        To induce Lender to enter into this First Amendment, the Borrower warrants, represents and covenants to the Lender that:

    (a)        Organization and Qualification. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is duly qualified or is authorized to do business and is in good standing as a foreign corporation in all states and jurisdictions in which the failure of the Borrower to be so qualified would have a material adverse effect on the financial condition, business or properties of the Borrower.

    (b)        Corporate Power and Authority. The Borrower is duly authorized and empowered to enter into, execute, deliver and perform this First Amendment and each of the Loan Documents to which it is a party. The execution, delivery and performance of this First Amendment and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders or members of the Borrower; (ii) contravene the Borrower’s charter, by-laws or operating agreement; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to the Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which Borrower’s Property may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Property now owned or hereafter acquired by Borrower.

    (c)        Legally Enforceable Agreement. This First Amendment is, and each of the other Loan Documents to be executed and delivered under this First Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms.

    (d)        No Default or Material Adverse Change. No Default or Event of Default has occurred and is continuing. Since the date of the last financial statements provided by the Borrowers to the Lender, there has been no material adverse change in the condition, financial or otherwise, of the Borrower as shown on the balance sheet as of such date and no change in the aggregate value of the Collateral, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

    (e)        Continuous Nature of Representations and Warranties. Each representation and warranty contained in the Loan Agreement and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this First Amendment, except for representations and warranties that explicitly relate to an earlier date and changes in the nature of the Borrower’s business or operations that would render the information in any exhibit attached thereto either inaccurate, incomplete or misleading, so long as such changes are disclosed in the amended Exhibits attached hereto or Lender has consented to such changes or such changes are expressly permitted by the Loan Agreement.

4. Conditions Precedent.

        Notwithstanding any other provision of this First Amendment or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this First Amendment, this First Amendment shall not be effective as to Lender unless and until each of the following conditions has been and continues to be satisfied (the “First Amendment Closing Date”):

    (a)        Documentation. Lender shall have received, in form and substance satisfactory to Lender and its counsel, duly executed copies of this First Amendment and all instruments, documents and agreements entered into in connection therewith, together with such additional documents, instruments, opinions of Borrower’s counsel and certificates as Lender and its counsel shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

    (b)        No Default. No Default or Event of Default shall exist except as previously disclosed to and consented to by Lender.

    (c)        No Litigation. Except as previously disclosed to and consented to by Lender, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Agreement, this First Amendment, any other Loan Documents or the consummation of the transactions contemplated thereby or hereby.

5.     Acknowledgment of Obligations.

        The Borrower hereby (i) reaffirms and ratifies all of the promises, agreements, covenants and obligations to Lender under or in respect of the Loan Agreement and other Loan Documents as amended hereby and (ii) acknowledges that it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including reasonable attorneys’ fees and expenses) under the Loan Documents, as amended hereby, and that it has no defenses, counterclaims or setoffs with respect to full, complete and timely payment and performance of all Obligations.

6.     Confirmation of Liens.

        The Borrower acknowledges, confirms and agrees that the Loan Documents, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein, subject only to Permitted Liens, and that the locations for such Collateral specified in the Loan Documents have not changed. The Borrower further acknowledges and agrees that all Obligations of the Borrower are and shall be secured by the Collateral.

7.     Miscellaneous.

        The Borrower confirms and agrees that the Loan Documents as amended hereby remain in full force and effect without amendment or modification of any kind. The Borrower hereby acknowledges its obligation to pay to Lender’s reasonable attorneys’ fees and costs incurred in connection with this First Amendment, as set forth in the Loan Agreement. The execution and delivery of this First Amendment by Lender shall not be construed as a waiver by Lender of any Default or Event of Default under the Loan Documents. This First Amendment, together with the Loan Agreement and other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This First Amendment and the transactions hereunder shall be deemed to be consummated in the Commonwealth of Massachusetts and shall be governed by and interpreted in accordance with the laws of that state. This First Amendment and the agreements, instruments and documents entered into pursuant hereto or in connection herewith shall be “Loan Documents” under and as defined in the Loan Agreement.

     Executed under seal on the date set forth above.

LENDER:

BORROWER:

ATTEST:  KVH INDUSTRIES, INC.

By: Name: ___________________

Title: ____________________

Accepted in Boston, Massachusetts
As the date first above written

FLEET CAPITAL CORPORATION

By: ____________________

Name: Andrew D. Wierman
Title: Assistant Vice President